EXHIBIT 1.1

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
GRAPHIC  BRITISH          Ministry of Finance          Mailing Address:              Location:
         COLUMBIA         Corporate and Personal       PO BOX 9431 Stn Prov Govt     2nd Floor - 940 Blanshard St
                          Property Registries          Victoria BC V8W 9V3           Victoria BC
                          www.corporateonline.gov.bc.ca                              250 356-8626
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                               Notice of Articles
                                                                CERTIFIED COPY
                                                            Of a Document filed
                                                            with the Province of
                                         British Columbia Registrar of Companies
                           BUSINESS CORPORATIONS ACT             /s/ JS POWELL
                                                    J S Powell   August 30, 2004



This Notice of Articles was issued by the Registrar on: August 30, 2004 02:43 PM

Pacific Time Incorporation Number:              BC0703052

Recognition Date and Time: Incorporated on August 30, 2004 02:43 PM Pacific Time





                               NOTICE OF ARTICLES

Name of Company:

NEW WORLD BATTERIES, INC.



REGISTERED OFFICE INFORMATION

Mailing Address:                                        Delivery Address:
535 - 645 FORT STREET                                   535 - 645 FORT STREET
VICTORIA BC V8W 1G2                                     VICTORIA BC V8W 1G2






RECORDS OFFICE INFORMATION

Mailing Address:                                        Delivery Address:
535 - 645 FORT STREET                                   535 - 645 FORT STREET
VICTORIA BC V8W 1G2                                     VICTORIA BC V8W 1G2








                                                          BC0703052 Page: 1 of 3

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 DIRECTOR INFORMATION

 Last Name, First Name Middle Name:
 O'Brien, Daniel


Mailing Address:                                Delivery Address:
 2624 QUEENSWOOD AVENUE                         2624 QUEENSWOOD AVENUE
 VICTORIA BC V8N 1X5                            VICTORIA BC V8N 1X5




 DIRECTOR INFORMATION

 Last Name, First Name Middle Name:
 O'Brien, Robert Neville


Mailing Address:                                Delivery Address:
 2614 QUEENSWOOD AVENUE                         2614 QUEENSWOOD AVENUE
 VICTORIA BC V8N 1X5                            VICTORIA BC V8N 1X5





 DIRECTOR INFORMATION

 Last Name, First Name Middle Name:
 O'Brien, Patrick


Mailing Address:                                Delivery Address:
11718-232B STREET                               11718-232B STREET
AAAPLE RIDGE BC V2X 7Z2                         MAPLE RIDGE BC V2X 7Z2




 DIRECTOR INFORMATION

 Last Name, First Name Middle
 Name: Devlin, Joseph George Norman


Mailing Address:                                Delivery Address:
1189 HIGHROCK PUCE                              1189 HIGHROCK PUCE
VICTORIA BC V9A 4W1                             VICTORIA BC V9A 4W1





                                                          BC0703052Page:  2 of 3


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AUTHORIZED SHARE STRUCTURE



1. No Maximum               Class A Shares          Without Par Value

                                                    Without Special
                                                    Rights or
                                                    Restrictions
                                                    attached




2. No Maximum               Class B Shares          With a Par Value of 0.01
                                                    Canadian Dollar(s) each


                                                    Without Special
                                                    Rights or
                                                    Restrictions
                                                    attached



3. No Maximum               Class C Shares          Without Par Value

                                                    With
                                                    Special
                                                    Rights or
                                                    Restrictions
                                                    attached



4. No Maximum               Class D Shares          With a Par Value of 0.01
                                                    Canadian Dollar(s) each


                                                    With Special Rights or
                                                    Restrictions attached

























  BC0703052Page:  3          of 3